INVESTOR DECK Spring 2021 ACI Worldwide (ACIW) Exhibit 99.1

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A discussion of these forward-looking statements and risk factors that may affect them is set forth at the end of this presentation. The Company assumes no obligation to update any forward-looking statement in this presentation, except as required by law. 2 Private Securities Litigation Reform Act of 1995 Safe Harbor for Forward-Looking Statements

• ACI Worldwide® Company Overview • Investment Highlights • ACI Worldwide Financial Overview • Appendix Agenda 3

4 ACI Delivers Mission-Critical Payment Solutions We combine our global footprint with local presence to drive the real-time digital transformation of payments and commerce. Customers use our proven, scalable and secure solutions to process and manage digital payments, enable omni-commerce payments, present and process bill payments, and manage fraud and risk. ACI Worldwide is a global software company that provides mission-critical real-time payment solutions to corporations.

5 ACI Addresses the Payment Needs of Banks, Merchants and Billers WHO WE SERVE PROCESS AND MANAGE DIGITAL PAYMENTS • Banks • Processors • Central Infrastructures • Networks • Acquirers • Merchant Processors ENABLE OMNI- COMMERCE PAYMENTS • Merchants PRESENT AND PROCESS BILL PAYMENTS • Billers MANAGE FRAUD AND RISK • Banks • Processors • Central Infrastructures • Networks • Acquirers • Billers • Merchants • Merchant Processors

6 Our Solutions Span the Payments Ecosystem PROCESS AND MANAGE DIGITAL PAYMENTS • Support for any payment type, with multi-bank, multi-currency and 24x7 payment processing capabilities using our Enterprise Payments Platform • Real-time payment capabilities, including low-value and high-value real-time payments • Consumer payment solutions for issuers and acquirers, ranging from core payment engines to back-office support • Digital business banking with advanced cash management capabilities in a multi-tenant, cloud- based platform ENABLE OMNI-COMMERCE PAYMENTS • Real-time, secure any-to-any payment capabilities for merchants in both card-present and card-not- present environments globally PRESENT AND PROCESS BILL PAYMENTS • Bill presentment and payment options giving consumers a wide range of payment options MANAGE FRAUD AND RISK • Powerful big data engine and analytics delivering robust fraud prevention and detection capabilities for banks, processors, acquirers and merchants

7 ACI by the Numbers Americas 5,300+ customers EMEA ~450 customers Asia/Pacific ~250 customers Support 19 of the top 20 banks worldwide Prevent fraud for 1,500+ banks, intermediaries and merchants Serve 80,000+ merchants directly and through payment service providers Support thousands of billers 45+ years in payments 6,000+ global organizations rely on ACI $359M FY 2020 Adjusted EBITDA $1.29B 2020 revenue

ACI Key Strengths & Differentiators 8 Software-led Solutions ACI provides mission-critical, software-led real-time payment solutions. With a 45+ year history, we combine proven experience with innovation to deliver scalable, secure and compliant software solutions in a highly regulated market. Brand With the broadest real-time experience of any payments provider, ACI is trusted by Tier 1 organizations around the world. More customers are aware of and prefer the ACI brand for real-time payment solutions than any other provider. Global reach Serving customers in 80+ countries, we combine our global footprint with local presence to drive the real-time digital transformation of payments and commerce. Expertise Our global team of experts, located in more than 30 countries, are thought leaders and innovators across the payments value chain. Cloud-readiness ACI’s cloud-ready solutions give customers the flexibility to run our solutions in the public cloud, private cloud or hybrid models.

9 ACI’s Three-Pillar Strategy FIT FOR GROWTH FOCUSED ON GROWTH STEP-CHANGE VALUE CREATION We are organized and operating with a strong focus on growth by: • Adopting a simpler, flatter and more agile organizational structure • Building a powerful, best-in- class sales engine • Fewer layers between business leaders and customers We are focusing investments on the biggest growth opportunities and continuing to accelerate the digital transformation of payments by: • Increasing investment in Real-Time Payments, Global Merchants and Emerging Markets • Protecting and growing our Issuing, Acquiring and Bill Payment businesses We continue to build on our successful history of mergers and acquisitions by: • Driving inorganic value creation through acquisitions and divestitures aligned with our areas of focus and overall strategy

Investment Highlights

Investment Highlights 11 Long-term, blue-chip, geographically diverse customer base with low customer concentration and strong renewal rates Subscription software model and large contractual backlog provides revenue and earnings visibility New Annual Recurring Revenue (ARR) from bookings and transaction growth from existing customers drives accelerating recurring revenue High-margin software will deliver “Rule of 40” 1 2 3 4

Long-Term, Blue-Chip, Geographically Diverse Customer Base with Low Customer Concentration and Strong Renewal Rates 12 (1) As measured by asset size. 1 Diverse Customer BaseACI Has Global Reach & Scale Americas 5,300+ customers EMEA 450+ customers Asia/Pacific 250+ customers 300+ global merchants 3,000+ billers ~180 processors, plus central infrastructures, switches and networks 19 of the top 20 and 60+ of the top 100 banks globally(1) ~4,000 employees support over 6,000 customers in more than 80 countries No single customer represents more than 3% of consolidated revenue FY 2020 top 10 Customers by Revenue Customer 1 2.9% Customer 2 2.8% Customer 3 2.1% Customer 4 1.7% Customer 5 1.6% Customer 6 1.4% Customer 7 1.2% Customer 8 1.2% Customer 9 1.1% Customer 10 1.1% Total 17.1%

Subscription Software Model Provides Long-Term Visibility 13 2 49% 2020 Revenue by Deployment Model On Premise License contracts are traditional software arrangements where software is installed and operated on the customer premise or in the public cloud. Contracts are typically 5-year term. Revenue is disproportionally recognized up front. On Demand SaaS and PaaS contracts involve software solutions delivered through the cloud via our global data centers. Transaction-based contracts with 3–5-year terms. Revenue is recognized ratably. As of 12/31/20 $1.29B 41% 59% On Premise On Demand

Large Contractual Backlog Provides Visibility 14 2 +Cross sales and new customer wins • Existing customer base and low customer attrition provide baseline for future revenue • Competitive positioning and high R&D spending provides pricing power • Electronic payments growth of mid-high single digits Start Year 1 Year 2 Year 3 Year 4 Year 5 +Transaction growth (both in SaaS revenue and incremental transaction-based licenses) +Price increases +60-mo backlog (recurring only) +Annual inflation increases Backlog is the Foundation of Revenue, Cross Sales and Growth

Annual Recurring Revenue Growth 15 3 (1) Recurring revenue defined as SaaS, PaaS and maintenance fees High-Quality, Recurring Revenue Made Up Approximately 76% of Total FY 2020(1) Revenue Breakdown by Type 59% 16% 19% 5% SaaS and PaaS On DemandMaintenance License Services

4 Rule of 40

We will balance growth and profitability in creating long-term shareholder value

ACI On Demand Segment
Rule of 40[1]


~2%
~19%
2017
2019*

Total Company
Rule of 40[2]


~32%
~40%
2019*
3-year Target

[1]Rule of 40 equals AOD segment revenue growth + AOD segment net adj. EBITDA margin, which excludes pass through interchange revenue and corporate overhead

[*]Represents full year 2019 and is pro forma and inclusive of Speedpay acquisition

[2]Rule of 40 equals total company organic revenue growth + net adj. EBITDA margin, which excludes pass through interchange revenue

ACI Worldwide

16

High-Margin Software and Cloud Delivery Will See Improving Profitability with Scale 17 4 Note: Adjusted EBITDA is a non-GAAP measure. See the Appendix for additional information. Fixed Costs Provide Leverage in Model Adjusted EBITDA spikes follow revenue Non-recurring revenue is strongest in Q4 Recurring revenue now ~76% of total revenue Non-recurring revenue: Ongoing implementations, services, capacity sales and license fees Monthly recurring revenue: SaaS & PaaS and maintenance fees Adjusted EBITDA

ACI Worldwide Financial Summary

Historical Financial Summary Transaction-based business model provides revenue and earnings visibility 19 1,006 1,024 1,010 1,258 1,294 0 200 400 600 800 1,000 1,200 1,400 2016 2017 2018 2019 2020 241 262 251 308 359 0 50 100 150 200 250 300 350 400 2016 2017 2018 2019 2020 ADJ. EBITDARevenue Strong cash flows provide financial flexibility. FY 2020 revenue breakdown is 64% U.S. and 36% international. Low margin services revenue has declined from 9% of total revenue in 2016 to 5% in 2020 (1) Note: Dollars in millions. Adjusted EBITDA is a non-GAAP measure. See the Appendix for additional information.

Long-Term Financial Outlook 20 Organic revenue Mid-single-digit organic revenue growth EBITDA margin Gradually improve adjusted EBITDA margin Target leverage ratio 2.5x EBITDA Recurring revenue Mid to high-single-digit recurring revenue growth

Appendix Appendix

New Segment Historic Information 22 Segment Financial Data (thousands) Q1 2020 Q2 2020 Q3 2020 Q4 2020 FY 2020 Q1 2021 Segment Revenue Biller $ 153,869 $ 137,210 $ 149,464 $ 145,939 $ 586,482 $ 150,599 Merchants 31,795 37,313 40,461 39,375 148,945 38,670 Banks 105,821 125,387 125,959 201,730 558,896 95,917 Total Revenue $ 291,485 $ 299,910 $ 315,883 $ 387,044 $ 1,294,322 $ 285,186 Segment adjusted EBITDA Biller $ 30,234 $ 34,305 $ 33,874 $ 36,730 $ 135,144 $ 34,021 Merchants 6,418 12,838 18,653 15,076 52,986 14,725 Banks 42,436 68,385 71,967 149,055 331,843 37,195 Corporate and other (41,110) (37,759) (37,501) (44,306) (160,676) (40,802) Total adjusted EBITDA $ 37,978 $ 77,769 $ 86,993 $ 156,555 $ 359,296 $ 45,139 Interchange $ 88,783 $ 74,802 $ 88,179 $ 82,581 $ 334,345 $ 87,301

Non-Functional Requirements Differentiate ACI’s services, solutions and offerings 23 Capacity 2,000 TPS Serviceability Automated deployment and upgrade Availability 99.999% uptime Globality Support for industry-leading number of endpoints to enable connectivity Scalability Best-in-class operating cost Security Highly sophisticated protection from data breaches and unauthorized transactions

To supplement our financial results presented on a GAAP basis, we use non-GAAP measures, including in this presentation, that we believe are helpful in understanding our past financial performance and our future results. The non-GAAP measures in this presentation include pro forma adjustments for our Speedpay acquisition as well as excluding the effects of significant transactions such as the gain on sale of CFS assets, a legal judgment, and significant transaction expenses, and significant non-cash expenses such as stock-based compensation, depreciation, and amortization. The presentation of these non-GAAP financial measures should be considered in addition to our GAAP results and are not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Management generally compensates for limitations in the use of non-GAAP financial measures by relying on comparable GAAP financial measures and providing investors with a reconciliation of non-GAAP financial measures only in addition to and in conjunction with results presented in accordance with GAAP. We believe that these non-GAAP financial measures reflect an additional way to view aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. Certain non-GAAP measures include: • Adjusted EBITDA: net income (loss) plus income tax expense (benefit), net interest income (expense), net other income (expense), depreciation, amortization, and non-cash compensation, as well as significant transaction related expenses. Adjusted EBITDA should be considered in addition to, rather than as a substitute for, net income (loss). • Net Adjusted EBITDA Margin: Adjusted EBITDA divided by revenue net of pass through interchange revenue. Net Adjusted EBITDA Margin should be considered in addition to, rather than as a substitute for, net income (loss). • Adjusted Revenue: total revenue plus the Speedpay pro forma adjustment. Adjusted Revenue should be considered in addition to, rather than as a substitute for, total revenue. • Adjusted ACI On Demand Interchange: total interchange expense plus the Speedpay pro forma adjustment. Adjusted ACI On Demand Interchange should be considered in addition to, rather than as a substitute for, interchange. Non-GAAP Financial Measures 24

Non-GAAP Financial Measures 25 Adjusted EBITDA (millions) For the Years Ended December 31, 2016 2017 2018 2019 2020 Net income $ 130 $ 5 $ 69 $ 67 $ 73 Plus: Income tax expense 56 38 23 5 26 Net interest expense 39 38 30 52 45 Net other (income) expense (4) 3 4 (1) 1 Depreciation expense 23 25 24 24 25 Amortization expense 81 77 74 99 115 Non-cash stock-based compensation expense 43 14 20 37 29 Adjusted EBITDA before significant transaction- related expenses 368 200 244 283 314 Gain on sale of CFS assets (152) - - - - Legal judgment - 47 - - - Significant transaction-related expenses 25 15 7 25 45 Adjusted EBITDA 241 262 251 308 359 Speedpay proforma adjustment - - 96 31 - Adjusted EBITDA including Speedpay pro forma adjustment $ 241 $ 262 $ 347 $ 339 $ 359

Non-GAAP Financial Measures 26 Historic Segment Information (millions) For the Years Ended December 31, 2016 2017 2018 2019 Revenue ACI On Demand $ 399.0 $ 425.6 $ 433.0 $ 679.0 Speedpay proforma adjustment - - 351.9 124.7 Total adjusted ACI On Demand $ 399.0 $ 425.6 $ 784.9 $ 803.7 ACI On Premise 591.3 598.6 576.8 579.3 Corporate and other 15.4 - - - Total adjusted revenue $ 1,005.7 $ 1,024.2 $ 1,361.7 $ 1,383.0 Interchange ACI On Demand $ 143.7 $ 163.4 $ 170.2 $ 321.5 Speedpay proforma adjustment - - 184.0 71.1 Total adjusted ACI On Demand interchange $ 143.7 $ 163.4 $ 354.2 $ 392.6 Net Revenue ACI On Demand $ 255.3 $ 262.2 $ 430.7 $ 411.1 ACI On Premise 591.3 598.6 576.8 579.3 Total $ 846.6 $ 860.8 $ 1,007.5 $ 990.4 Segment Adjusted EBITDA ACI On Demand $ (2.6) $ (1.8) $ 12.0 $ 66.5 Speedpay proforma adjustment - - 95.7 30.5 Total adjusted ACI On Demand $ (2.6) $ (1.8) $ 107.7 $ 97.0 ACI On Premise $ 312.2 $ 347.1 $ 323.9 $ 321.3 Segment Net Adjusted EBITDA Margin ACI On Demand -1% -1% 25% 24% ACI On Premise 53% 58% 56% 55%

ACI also includes backlog estimates, which include all license, maintenance, and services revenue (including SaaS and PaaS) specified in executed contracts, as well as revenues from assumed contract renewals to the extent that we believe recognition of the related revenue will occur within the corresponding backlog period. We have historically included assumed renewals in backlog estimates based upon automatic renewal provisions in the executed contract and our historic experience with customer renewal rates. Backlog is considered a non-GAAP financial measure as defined by SEC Regulation G. Our 60-month backlog estimate represents expected revenues from existing customers using the following key assumptions: • License arrangements are assumed to renew at the end of their committed term or under the renewal option stated in the contract at a rate consistent with historical experience. If the license arrangement includes extended payment terms, the renewal estimate is adjusted for the effects of a significant financing component. • Maintenance fees are assumed to exist for the duration of the license term for those contracts in which the committed maintenance term is less than the committed license term. • SaaS and PaaS arrangements are assumed to renew at the end of their committed term at a rate consistent with our historical experiences. • Foreign currency exchange rates are assumed to remain constant over the 60-month backlog period for those contracts stated in currencies other than the U.S. dollar. • Our pricing policies and practices are assumed to remain constant over the 60-month backlog period. Estimates of future financial results require substantial judgment and are based on several assumptions, as described above. These assumptions may turn out to be inaccurate or wrong for reasons outside of management’s control. For example, our customers may attempt to renegotiate or terminate their contracts for many reasons, including mergers, changes in their financial condition, or general changes in economic conditions (e.g. economic declines resulting from COVID-19) in the customer’s industry or geographic location. We may also experience delays in the development or delivery of products or services specified in customer contracts, which may cause the actual renewal rates and amounts to differ from historical experiences. Changes in foreign currency exchange rates may also impact the amount of revenue recognized in future periods. Accordingly, there can be no assurance that amounts included in backlog estimates will generate the specified revenues or that the actual revenues will be generated within the corresponding 60-month period. Additionally, because certain components of Committed Backlog and all of Renewal Backlog estimates are operating metrics, the estimates are not required to be subject to the same level of internal review or controls as contracted but not recognized Committed Backlog. 27 Non-GAAP Financial Measures

This presentation contains forward-looking statements based on current expectations that involve a number of risks and uncertainties. Generally, forward-looking statements do not relate strictly to historical or current facts and may include words or phrases such as “believes,” “will,” “expects,” “anticipates,” “intends,” and words and phrases of similar impact. The forward-looking statements are made pursuant to safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include, but are not limited to, statements regarding our low customer concentration, strong renewal rates, large contractual backlog, revenue and earnings visibility, accelerating recurring revenue and the attainment of the Rule of 40, as well as our long-term financial outlook, including recurring revenue growth, revenue growth, EBITDA margin improvement and target leverage ratio. All of the foregoing forward-looking statements are expressly qualified by the risk factors discussed in our filings with the Securities and Exchange Commission. Such factors include, but are not limited to, increased competition, the success of our Universal Payments strategy, demand for our products, consolidations and failures in the financial services industry, customer reluctance to switch to a new vendor, failure to obtain renewals of customer contracts or to obtain such renewals on favorable terms, delay or cancellation of customer projects or inaccurate project completion estimates, the complexity of our products and services and the risk that they may contain hidden defects or be subjected to security breaches or viruses, compliance of our products with applicable legislation, governmental regulations and industry standards, our compliance with privacy regulations, our ability to protect customer information from security breaches or attacks, our ability to adequately defend our intellectual property, exposure to credit or operating risks arising from certain payment funding methods, business interruptions or failure of our information technology and communication systems, our offshore software development activities, risks from operating internationally, including fluctuations in currency exchange rates, exposure to unknown tax liabilities, adverse changes in the global economy, worldwide events outside of our control, failure to attract and retain key personnel, litigation, future acquisitions, strategic partnerships and investments, integration of and achieving benefits from the Speedpay acquisition, impairment of our goodwill or intangible assets, restrictions and other financial covenants in our debt agreements, our existing levels of debt, replacement of LIBOR benchmark interest rate, the accuracy of management’s backlog estimates, exposure to unknown tax liabilities, the cyclical nature of our revenue and earnings and the accuracy of forecasts due to the concentration of revenue-generating activity during the final weeks of each quarter, volatility in our stock price, and the COVID-19 pandemic. For a detailed discussion of these risk factors, parties that are relying on the forward-looking statements should review our filings with the Securities and Exchange Commission, including our most recently filed Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Forward-Looking Statements 28